UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

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OppFi Inc.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K OppFi Inc. Annual Meeting of Stockholders Tuesday, June 9, 2026 2:30 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/OPFI for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/OPFI. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/OPFI To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2026. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 9, 2026 For Stockholders of Record as of April 21, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/OPFI Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number   SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

OppFi Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. 1. To elect, each for a term expiring at the 2029 Annual Meeting of Stockholders or until a successor has been duly elected and qualified, the following individuals to our Board of Directors: 1.01 Theodore Schwartz 1.02 Greg Zeeman 2. To approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers. 3. To approve, on an advisory basis, the frequency of the advisory vote on the Company’s named executive officers. 4. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2026 fiscal year. Note: To consider and act upon such other business as may properly come before the annual meeting.